UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

August 19, 2010
Date of Report (Date of earliest event reported)

HKN, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-10262	95-2841597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 State Street, Suite 200
Southlake, Texas 76092
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (817) 424 - 2424

Former Name or Former Address, if Changed Since Last Report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

HKN, Inc. (“HKN”) held its 2010 annual meeting of stockholders (the “Meeting”) on August 19, 2010, pursuant to a proxy statement filed with the Securities and Exchange Commission and furnished to holders of record of its 9,553,921 outstanding shares of Common Stock as of July 1, 2010.

At the Meeting, the stockholders voted as indicated below for the following matters:

Election of the following directors to serve until the next annual meeting of stockholders or until their successors are elected and qualified (Proposal 1 in the 2010 proxy statement):

Nominee	For	Withheld
Michael M. Ameen, Jr.	5,188,432	177,909
Mikel D. Faulkner	5,189,705	176,636
Dr. J. William Petty	5,190,659	175,682
Alan G. Quasha	5,193,957	172,384
H. A. Smith	5,175,816	190,525

This proposal passed in that all nominees received the affirmative vote of a plurality of the votes duly cast at the meeting.

The stockholders also voted to ratify the appointment of Hein & Associates, LLP as HKN’s independent registered public accounting firm for 2010 (Proposal 2 in the 2010 proxy statement).  The proposal received 8,087,930 votes for and 134,105 votes against.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 23, 2010	HKN, Inc.

	By:	/s/ Anna Williams
Anna Williams
Senior Vice President and CFO